Exhibit 99.1

USG Corporation Reports First Quarter 2016 Results

First Quarter 2016 vs. First Quarter 2015

Business Highlights

  Net sales increase to $970 million from $909 million
  Net income increases to $67 million from $24 million; adjusted net income increases to $63 million from $44 million
  US Gypsum operating profit margin improvement to 19.0% from 13.8%
  US Ceilings operating profit margin improvement to 22.7% from 16.5%

CHICAGO--(BUSINESS WIRE)--April 21, 2016--USG Corporation (NYSE:USG), a leading building products company, today reported results for the first quarter of 2016. “We’re off to a strong start in 2016, with arguably the best quarter we’ve had in almost a decade,” said James S. Metcalf, Chairman, President, and CEO. “We realized significant operating margin expansion in all of our US operations, led by our Ceilings business which turned in an all-time record quarter.”

On a consolidated basis in the first quarter of 2016, net sales were $970 million, compared to $909 million in the first quarter of 2015. Foreign currency unfavorably impacted net sales by $12 million in the first quarter of 2016.

USG generated $67 million in net income and $0.46 per diluted share in the first quarter of 2016, compared to $24 million and $0.16 per diluted share in the first quarter of 2015. On an adjusted basis, net income of $63 million and diluted earnings per share of $0.43 in the first quarter of 2016 increased from $44 million and $0.30, respectively, in the first quarter of 2015. After an income tax valuation allowance release in the fourth quarter of 2015, net income and adjusted net income in the first quarter of 2016 include $29 million of US tax expense. Foreign currency also unfavorably impacted net income and adjusted net income by $6 million in the first quarter of 2016. Additionally, adjusted EBITDA per diluted share increased to $1.23 in the first quarter of 2016 from $0.89 in the first quarter of 2015. A full reconciliation of GAAP to adjusted metrics is set forth on a schedule attached hereto.

The corporation’s Gypsum segment generated $111 million of operating profit in the first quarter of 2016. On an adjusted basis, operating profit of $108 million in the Gypsum segment improved by $40 million over the first quarter of 2015, led by the US Gypsum business which realized 520 basis points of improved operating margins to 19%. Wallboard products provided $24 million of this improvement, and surfaces and substrates drove a record $12 million of incremental profit. Wallboard volumes were up 20% while wallboard price was down roughly 2% on differences in mix and the timing of price increases. The corporation reported that a March 28, 2016 wallboard price increase has driven price improvement in wallboard through the first three weeks of the second quarter of 2016.

The Ceilings segment earned $29 million of operating profit in the first quarter of 2016 compared to $21 million in the first quarter of 2015. Stronger pricing in tile products, and improved volumes and lower costs in all ceilings products drove first quarter margins up 620 basis points to 22.7%, the best in the history of the US Ceilings business.

The Distribution segment earned $11 million of operating profit in the first quarter of 2016 compared to $4 million in the first quarter of 2015. Operating margins improved 190 basis points to 3.1%, with same store sales and wallboard volumes increasing 9% and 12%, respectively.

The USG Boral business generated $7 million of equity method income in the first quarter of 2016, down $1 million from the first quarter of 2015 due to the unfavorable impact of foreign currency.

“We’ve started off 2016 by generating positive momentum that we can build on the rest of the year,” Mr. Metcalf said. “We’ll advance our Plan to Win throughout 2016 by strengthening our core businesses, diversifying our earnings, and differentiating USG through innovation.”

A conference call is being held today at 9:00 a.m. Eastern time (8:00 a.m. Central time) during which USG senior management will discuss the corporation’s operating results. The conference call will be webcast on the USG website, www.usg.com, in the Investor Relations section. The dial-in number for the conference call is 1-800-315-2944 in the United States and Canada (1-847-413-2929 for other international callers), and the pass code is 42125066. After the live webcast, a replay of the webcast will be available on the USG website. In addition, a telephonic replay of the call will be available until Friday, May 6, 2016. The replay dial-in number is 1-888-843-7419 (1-630-652-3042 for international callers), and the pass code is 42125066.

USG Corporation

USG Corporation is a manufacturer and distributor of innovative, high-performance building systems through its United States Gypsum Company, USG Interiors, LLC, and L&W Supply Corporation subsidiaries and its USG Boral Building Products joint ventures. Headquartered in Chicago, USG's worldwide operations serve the commercial, residential, and repair and remodel construction markets, enabling our customers to build the outstanding spaces where people live, work and play. USG wall, ceiling, exterior sheathing, flooring underlayment and roofing systems provide leading-edge building solutions, while L&W Supply branch locations efficiently stock and deliver building materials throughout the United States. USG Boral Building Products is a leading plasterboard & ceilings joint venture across Asia, Australasia, and the Middle East. USG and its subsidiaries are proud sponsors of the U.S. Olympic and Paralympic teams and the Canadian Olympic team. For additional information, visit www.usg.com.

Non-GAAP Financial Measures

In this press release, the corporation’s financial results are provided both in accordance with accounting principles generally accepted in the United States of America (GAAP) and using certain non-GAAP financial measures. In particular, the corporation presents the non-GAAP financial measures adjusted operating profit, impacts of foreign currency on current period results using prior period translation rates, adjusted net income, adjusted net sales, adjusted earnings per diluted share, and adjusted EBITDA per diluted share, which exclude certain items. The non-GAAP financial measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the corporation’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the corporation’s core operating results. In addition, adjusted operating profit includes the income from the corporation's equity method investments, including USG Boral Building Products, because management views the joint ventures as a business unit, even though the corporation’s share of the joint venture is 50%. In addition, the corporation uses adjusted operating profit and adjusted net income as components in the measurement of incentive compensation. Adjusted EBITDA per diluted share is presented to aid in the comparability of results on a per share basis after an income tax valuation allowance release in the fourth quarter of 2015. Adjusted results also exclude results from Gypsum Transportation Limited (GTL), a shipping operation that the corporation has exited. Adjustments to net earnings are shown net of the tax effect computed at applicable statutory rates. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. For further information related to the corporation’s use of non-GAAP financial measures, and reconciliations to the nearest GAAP measures, see the schedules attached hereto.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, management's expectation about performance in 2016. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; our ability to maintain or achieve price increases; our substantial indebtedness and our ability to incur substantial additional indebtedness; capital markets conditions and the availability of borrowings under our credit agreement or other financings; competitive conditions, such as price, service and product competition; certain of our customers having significant buying power; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; shortages in raw materials or changes in raw material and energy costs; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; volatility in the assumptions used to determine the funded status of our pension plans; our ability to protect our intellectual property and other proprietary rights; a security breach of company information; changes in laws or regulations, including environmental and safety regulations; the outcome in legal and governmental proceedings; the occurrence of an “ownership change” within the meaning of the Internal Revenue Code; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this press release. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K.

USG CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended March 31,
	2016	2015
Net sales	$970	$909
Cost of products sold	775	756
Gross profit	195	153

Selling and administrative expenses	71	77
Recovery of receivable	(3)	—
Operating profit	127	76

Income from equity method investments	7	8
Interest expense	(40)	(43)
Interest income	2	1
Loss on extinguishment of debt	(2)	(19)
Other income (expense), net	3	(1)
Income before income taxes	97	22

Income tax (expense) benefit	(30)	2
Net income	67	24

Basic earnings per common share	$0.46	$0.16
Diluted earnings per common share	$0.46	$0.16

Average common shares	145,819,026	145,381,269
Average diluted common shares	146,986,392	147,176,197

USG CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in millions)
(Unaudited)
	As of	As of
	March 31, 2016	December 31, 2015

Assets
Cash and cash equivalents	$347	$442
Short-term marketable securities	206	194
Restricted cash	—	9
Receivables (net of reserves - $11 and $14)	459	391
Inventories	318	314
Income taxes receivable	4	5
Other current assets	36	45
Total current assets	1,370	1,400
Long-term marketable securities	20	36
Property, plant and equipment (net of accumulated
depreciation and depletion - $1,974 and $1,936)	1,770	1,788
Deferred income taxes	698	728
Equity method investments	706	682
Other assets	98	102
Total assets	$4,662	$4,736

Liabilities and Stockholders' Equity
Accounts payable	$267	$259
Accrued expenses	198	214
Current portion of long-term debt	438	500
Income taxes payable	6	9
Litigation settlement accrual	—	9
Total current liabilities	909	991

Long-term debt	1,676	1,675
Deferred income taxes	3	5
Pension and other postretirement benefits	341	392
Other liabilities	215	237
Total liabilities	3,144	3,300
Stockholders' Equity:
Preferred stock	—	—
Common stock	15	15
Additional paid-in capital	3,027	3,027
Accumulated other comprehensive loss	(299)	(314)
Retained earnings (accumulated deficit)	(1,225)	(1,292)
Stockholders' equity of parent	1,518	1,436
Noncontrolling interest	—	—
Total stockholders' equity including noncontrolling interest	1,518	1,436
Total liabilities and stockholders' equity	$4,662	$4,736

Other Information:
Total cash and cash equivalents and marketable securities	$573	$672
Borrowing availability under existing credit facilities	347	295
Total Liquidity	$920	$967

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions)
(Unaudited)
	Three months ended March 31,
	2016	2015
Operating Activities
Net income	$67	$24

Adjustments to reconcile income from continuing operations to net cash:
Depreciation, depletion and amortization	36	36
Loss on extinguishment of debt	2	19
Recovery on receivable	(3)	—
Share-based compensation expense	4	3
Deferred income taxes	29	1
Income from equity method investments	(7)	(8)
Pension settlement	2	—
(Increase) decrease in working capital:
Receivables	(65)	(54)
Income taxes receivable	1	(1)
Inventories	(3)	(2)
Other current assets	5	1
Payables	5	(43)
Accrued expenses	(42)	(23)
Decrease in other assets	1	—
(Decrease) increase in pension and other postretirement benefits	(56)	6
Decrease in other liabilities	(1)	(4)
Other, net	(5)	3
Net cash used for operating activities	$(30)	$(42)

Investing Activities
Purchases of marketable securities	(79)	(21)
Sales or maturities of marketable securities	84	87
Capital expenditures	(15)	(29)
Net proceeds from asset dispositions	—	1
Return (deposit) of restricted cash	9	(39)
Net cash used for investing activities	$(1)	$(1)

Financing Activities
Issuance of debt	—	350
Repayment of debt	(64)	(368)
Payment of debt issuance fees	—	(6)
Issuance of common stock	—	3
Repurchases of common stock to satisfy employee tax withholding obligations	(1)	(8)
Net cash used for financing activities	$(65)	$(29)

Effect of exchange rate changes on cash	1	(3)

Net decrease in cash and cash equivalents	$(95)	$(75)
Cash and cash equivalents at beginning of period	442	228
Cash and cash equivalents at end of period	$347	$153

		(continued)
USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(dollars in millions)
(Unaudited)
	Three months ended March 31,
	2016	2015
Supplemental Cash Flow Disclosures:
Interest paid, net of interest capitalized	$47	$50
Income taxes paid, net of refunds received	3	1

Noncash Investing and Financing Activities:
Amount in accounts payable for capital expenditures	3	8

USG CORPORATION
CORE BUSINESS RESULTS
(dollars in millions)
(Unaudited)
	Three months ended March 31,

	2016	2015
Net Sales:
Gypsum:
United States	$543	$477
Canada	82	76
Mexico / Latin America	44	48
Canadian Mining	—	—
Gypsum Transportation Limited	—	10
Eliminations	(34)	(34)
Total	635	577
Ceilings:
United States	119	115
Canada	13	14
Mexico / Latin America	8	9
Eliminations	(15)	(15)
Total	125	123
Distribution:
L&W Supply	357	334
Eliminations	(147)	(125)
Total USG Corporation Net Sales(a)	$970	$909

Operating Profit (Loss):
Gypsum:
United States	$103	$66
Canada	6	1
Mexico / Latin America	2	4
Canadian Mining	(3)	(3)
Gypsum Transportation Limited	3	—
Total	111	68
Ceilings:
United States	27	19
Canada	1	1
Mexico / Latin America	1	1
Total	29	21
Distribution:
L&W Supply	11	4
Corporate	(21)	(23)
Eliminations	(3)	6
Total USG Corporation Operating Profit	$127	$76

USG Boral Building Products (UBBP):
Net sales	$229	$228
Operating profit	23	23
Net income attributable to UBBP	14	16
USG share of income from UBBP	7	8
(a) Foreign currency unfavorably impacted net sales by $12 million for the three months March 31, 2016.

USG CORPORATION
ROLLFORWARD OF QUARTERLY ADJUSTED OPERATING PROFIT
(dollars in millions)
(Unaudited)

Adjusted operating profit - Non-GAAP measure - Three months ended March 31, 2015	$84
US Wallboard	24
US Surfaces and Substrates	12
US Gypsum Selling, General, and Administrative Expenses	1
US Ceilings	8
Distribution	7
Canada, Mexico, and Mining	3
USG Boral Equity Method Income	(1)
Corporate and Eliminations	(7)
Adjusted operating profit - Non-GAAP measure - Three months ended March 31, 2016	$131

USG CORPORATION
RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended March 31,
	2016	2015
Net sales - GAAP measure	$970	$909
GTL - Shipping operations	—	(10)
Adjusted net sales - Non-GAAP measure	$970	$899

Operating profit - GAAP measure	$127	$76
GTL (recovery) of receivable / shipping operations	(3)	—
Income from equity method investments	7	8
Adjusted operating profit - Non-GAAP measure	$131	$84

Gypsum operating profit - GAAP measure	$111	$68
GTL (recovery) of receivable / shipping operations	(3)	—
Gypsum adjusted operating profit - Non-GAAP measure	$108	$68

Net income - GAAP measure	$67	$24
GTL (recovery) of receivable / shipping operations, net of tax	(5)	1
Loss on extinguishment of debt, net of tax	1	19
Adjusted net income - Non-GAAP measure	$63	$44

Earnings per average diluted common share - GAAP measure	$0.46	$0.16
Adjustments per average diluted common share:
GTL (recovery) of receivable / shipping operations, net of tax	(0.04)	0.01
Loss on extinguishment of debt, net of tax	0.01	0.13
Adjusted earnings per adjusted average diluted common share – Non-GAAP measure	$0.43	$0.30

USG CORPORATION
RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended March 31,
	2016	2015
Net income - GAAP measure	$67	$24
Add: Interest expense, net	38	42
Add: Income tax (expense) benefit	30	(2)
Add: Depreciation, depletion, and amortization	35	35
EBITDA	170	99
Add: Share-based compensation expense	4	3
Add: ARO accretion expense	2	2
Add: Loss on extinguishment of debt	2	19
Subtract: GTL EBITDA	(7)	(1)
Subtract: USG's equity method investment income from UBBP	(7)	(8)
Add: USG's share of UBBP adjusted EBITDA	17	17
Adjusted EBITDA	181	131

Adjusted EBITDA per adjusted average diluted common share	1.23	0.89

Average diluted common shares – GAAP	146,986,392	147,176,197
Adjustment to add common shares that would be dilutive based on adjusted net income	—	—
Adjusted average diluted common shares – Non-GAAP	146,986,392	147,176,197

Currency impacts on consolidated and segment results have been derived by translating current period results at the quarter-to-date average foreign currency rates for the period ending March 31, 2015, as applicable.

CONTACT:
USG Corporation
Media
Sasha Bigda
(312) 436-6511
sbigda@usg.com
or
Investors
Ryan Flanagan
(312) 436-5304
investorrelations@usg.com